                                 EXHIBIT 10.59

["KUALA LUMPUR MUTUAL FUND" LOGO]

                             DISTRIBUTION AGREEMENT

This agreement is made on the 15th July, 1999 between Kuala Lumpur Mutual Fund Berhad, Block B, Sri Damansara Business Park, Persiaran Industri, Bandar Sri Damansara, 52200 Kuala Lumpur (hereinafter called the "Publisher") on one part and TechnoChannel Technologies Sdn Bhd, Block G, Unit G605 & G606, Phileo Damansara 1, No 9 Jalan Damansara, 46350 Petaling Jaya (hereinafter called the "Distributor") on the other part.

Whereas the publisher publishes the book entitled FINANCIAL FREEDOM (the Publication) and the Distributor shall act as an Agent of the Publisher to sell and distribute the publication throughout Malaysia.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1. The Publisher hereby appoints the Distributor to be its Agent for the sales of the soft cover and hard cover edition of the publication throughout Malaysia.

2.       The Distributor will distribute through website.

3. The retail price per copy of the book is RM29.90 (Soft Cover) and RM39.90 (Hard Cover) and the Publisher would offer the Distributor a discount of [***] off the retail price. The selling price to the distributor shall be [***] and [***] respectively per book.

4. The publication will be delivered to the Distributor's customers by the Distributor and all delivery charges will be borne by the Distributor unless other arrangements are agreed upon.

5. The Distributor agrees to pay the Publisher 30 days after each delivery of the books from the Publisher to the Distributor.

6. Both sides agreed that this agreement may be ended by either side by giving 3 months notice.

7. Notwithstanding Clause 6 above, the Publisher reserves the right to terminate the agreement immediately if the Distributor is in breach of any of the clauses herein mentioned before.

[***] Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Distribution Agreement
Page 2

IN WITNESS WHEREOF the parties hereto have executed these presents and duplicate hereof on the day, month and year first above written.

Signed by Wong Boon Choy                Signature /s/ Wong Boon Choy
                                                  -----------------------------
                                        Company's chop

For and on behalf of                    Date:
KUALA LUMPUR MUTUAL FUND BERHAD         Witnessed by: /s/ Alex Sito
                                                      -------------------------
                                        Name: Alex Sito

Signed by Ricky Tam                     Signature /s/ Ricky Tan
                                                  -----------------------------

                                        Company's chop

For and on behalf of
TechnoChannel Technologies Sdn Bhd      Date:
                                        Witnessed by: /s/ Roger Koh
                                                      -------------------------
                                        Name: